EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Noel K. Estenson and John Schmitz, and each of them his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign a Form 10-K under the Securities Act of 1933, as amended, of Cenex Harvest States Cooperatives, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

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

Name                               Title                                   Date
----                               -----                                   ----
/s/ Noel K. Estenson
___________________________        Chief Executive Officer                 November 2, 1999
Noel K. Estenson                   (principal executive officer)


/s/ John Schmitz
___________________________        Senior Vice President -- Finance        November 2, 1999
John Schmitz                       (principal financial officer)


/s/ Gerald Kuster
___________________________        Co-Chairman of the Board of Directors   November 2, 1999
Gerald Kuster

/s/ Elroy Webster
___________________________        Co-Chairman of the Board of Directors   November 2, 1999
Elroy Webster

/s/ Bruce Anderson
___________________________        Director                                November 2, 1999
Bruce Anderson

/s/ Robert Bass
___________________________        Director                                November 2, 1999
Robert Bass

/s/ Steven Burnet
___________________________        Director                                November 2, 1999
Steven Burnet

/s/ Steve Carney
___________________________        Director                                November 2, 1999
Steve Carney

/s/ Curt Eischens
___________________________        Director                                November 2, 1999
Curt Eischens

/s/ Robert Elliott
___________________________        Director                                November 2, 1999
Robert Elliott

/s/ Edward Ellison
___________________________        Director                                November 2, 1999
Edward Ellison

/s/ Sheldon Haaland
___________________________        Director                                November 2, 1999
Sheldon Haaland

/s/ Fred Harris
___________________________        Director                                November 2, 1999
Fred Harris

/s/ Jerry Hasnedl
___________________________        Director                                November 2, 1999
Jerry Hasnedl

/s/ Edward Hereford
___________________________        Director                                November 2, 1999
Edward Hereford

/s/ Douglas Johnson
___________________________        Director                                November 2, 1999
Douglas Johnson

/s/ James Kile
___________________________        Director                                November 2, 1999
James Kile

/s/ Leonard Larsen
___________________________        Director                                November 2, 1999
Leonard Larsen

/s/ Tyrone Moos
___________________________        Director                                November 2, 1999
Tyrone Moos

/s/ Gaylord Olson
___________________________        Director                                November 2, 1999
Gaylord Olson

/s/ Duane Risan
___________________________        Director                                November 2, 1999
Duane Risan

/s/ Denis Schilmoeller
___________________________        Director                                November 1, 1999
Denis Schilmoeller

/s/ Duane Stenzel
___________________________        Director                                November 2, 1999
Duane Stenzel

/s/ Michael Toelle
___________________________        Director                                November 2, 1999
Michael Toelle

/s/ Richard Traphagen
___________________________        Director                                November 2, 1999
Richard Traphagen

/s/ Russ Twedt
___________________________        Director                                November 2, 1999
Russell Twedt

/s/ Merlin Van Walleghen
___________________________        Director                                November 2, 1999
Merlin Van Walleghen

/s/ Arnold Weisenbeck
___________________________        Director                                November 2, 1999
Arnold Weisenbeck

/s/ William Zarak
___________________________        Director                                November 2, 1999
William Zarak

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